Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         AND PRINCIPAL FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




     In connection with the Report of IPVoice Communications, Inc. (the "Company") on Form 8-K, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip M. Verges, Chairman, Chief Executive Officer and Principal Financial Officer of the Company certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:


1. the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


2. the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: June 02, 2004          /s/ Philip M. Verges
                             ---------------------------
                             President and Chief Executive Officer
                             and Principal Financial Officer
                             (or equivilant thereof)



     A signed original of this written statement required by section 906 has been provided to IPVoice Communications, Inc. and will be retained by IPVoice Communications, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.